Statement of Additional Information Supplement

September 22, 2005

Morgan Stanley Institutional Liquidity Funds

Supplement dated September 22, 2005 to the Statement of Additional Information of Morgan Stanley Institutional Liquidity Funds dated July 26, 2005

Mitchell M. Merin has resigned as President of the funds in the Fund Complex. Ronald E. Robison has replaced Mr. Merin as President of the funds in the Fund Complex.

Please retain this supplement for future reference.